UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2011

Comarco, Inc.
 (Exact name of registrant as specified in its charter)

California	000-05449	95-2088894
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25541 Commercentre Drive, Lake Forest, California	92630-8870
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 599-7400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 10, 2011, Robert J. Majteles resigned, effective immediately, as a director and Chairman of the Board of Directors of Comarco, Inc. (the “Company”). Additionally, Mr. Majteles resigned from all committees of the Board of Directors on which he served at the time of his resignation.

In addition, on January 10, 2011, the Company’s Board of Directors appointed Gerald D. Griffin, a current director of the Company, to succeed Mr. Majteles as Chairman of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC.
(Registrant)

Date: January 10, 2011	By:	/s/ Winston Hickman

Winston Hickman
Vice President and Chief Financial Officer